INVESTOR FINANCIAL SUPPLEMENT
September 30, 2017

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 19, 2017
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations & Treasurer
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Income Statements	20

GROUP BENEFITS	Income Statements	21
	Supplemental Data	22

MUTUAL FUNDS	Income Statements	23
	Asset Value Rollforward - Assets Under Management By Asset Class	24

TALCOTT RESOLUTION	Financial Highlights	25
	Individual Annuity - Supplemental Data	26
	Individual Annuity - Account Value Rollforward	27

CORPORATE	Income Statements	28

INVESTMENTS	Investment Earnings Before Tax - Consolidated	29
	Investment Earnings Before Tax - Property & Casualty	30
	Net Investment Income	31
	Components of Net Realized Capital Gains (Losses)	32
	Composition of Invested Assets	33
	Invested Asset Exposures	34

APPENDIX	Basis of Presentation and Definitions	35
	Discussion of Non-GAAP and Other Financial Measures	36

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
HIGHLIGHTS
Net income (loss)	$234	$(40)	$378	$(81)	$438	$216	$323	$572	$977
Core earnings *	$222	$389	$378	$415	$413	$122	$385	$989	$920
Total revenues	$4,684	$4,769	$4,655	$4,557	$4,715	$4,696	$4,410	$14,108	$13,821
Total assets	$224,211	$225,863	$225,388	$223,432	$228,430	$227,616	$227,493
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (loss)	$0.65	$(0.11)	$1.02	$(0.22)	$1.14	$0.55	$0.81	$1.56	$2.50
Core earnings *	$0.62	$1.06	$1.02	$1.10	$1.08	$0.31	$0.97	$2.70	$2.35
Diluted earnings per common share
Net income (loss)	$0.64	$(0.11)	$1.00	$(0.22)	$1.12	$0.54	$0.79	$1.54	$2.45
Core earnings *	$0.60	$1.04	$1.00	$1.08	$1.06	$0.31	$0.95	$2.65	$2.31
Weighted average common shares outstanding (basic)	360.2	366.0	371.4	376.6	383.8	391.8	398.5	365.9	391.4
Dilutive effect of stock compensation	4.5	3.8	4.2	3.7	3.2	3.2	4.2	4.1	3.5
Dilutive effect of warrants	2.3	2.5	3.0	3.5	3.5	3.6	3.6	2.6	3.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	367.0	372.3	378.6	383.8	390.5	398.6	406.3	372.6	398.5
Common shares outstanding	357.5	362.8	369.2	373.9	379.6	387.9	395.6
Book value per common share	$48.20	$47.65	$46.07	$45.21	$49.15	$47.84	$45.78
Per common share impact of accumulated other comprehensive income [1]	$1.63	$1.36	$(0.56)	$(0.90)	$2.60	$2.32	$0.64
Book value per common share (excluding AOCI) *	$46.57	$46.29	$46.63	$46.11	$46.55	$45.52	$45.14
Book value per diluted share	$47.33	$46.84	$45.25	$44.35	$48.30	$47.02	$44.90
Per diluted share impact of AOCI	$1.61	$1.34	$(0.55)	$(0.89)	$2.56	$2.28	$0.63
Book value per diluted share (excluding AOCI) *	$45.72	$45.50	$45.80	$45.24	$45.74	$44.74	$44.27
Common shares outstanding and dilutive potential common shares	364.1	369.1	375.9	381.1	386.3	394.7	403.4
RETURN ON EQUITY ("ROE") [3]
ROE - Net income (net income last 12 months to stockholders' equity including AOCI)	2.7%	3.9%	5.4%	5.2%	7.6%	7.3%	8.3%
ROE - Net income, excluding Talcott Resolution [2]	2.4%	4.2%	6.5%	6.8%	10.8%	10.5%	11.0%
ROE - Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) *	8.2%	9.3%	7.6%	7.6%	7.6%	7.4%	8.8%
ROE - Core earnings, excluding Talcott Resolution * [2]	9.7%	11.3%	8.6%	8.9%	9.1%	8.9%	10.3%

[1]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]	ROE assumes debt and interest is attributed to Talcott Resolution consistent with the overall debt to capitalization ratios of the consolidated entity. For further information, see Appendix, page 37.

[3]	For reconciliations of ROE - Net income to ROE - Core earnings, see Appendix, page 36.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Earned premiums	$3,474	$3,490	$3,473	$3,479	$3,484	$3,444	$3,404	$10,437	$10,332
Fee income	460	466	455	450	452	441	445	1,381	1,338
Net investment income	729	715	728	758	772	735	696	2,172	2,203
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(5)	(16)	(3)	(14)	(15)	(8)	(27)	(24)	(50)
OTTI losses recognized in other comprehensive income	3	2	2	2	1	1	4	7	6
Net OTTI losses recognized in earnings	(2)	(14)	(1)	(12)	(14)	(7)	(23)	(17)	(44)
Other net realized capital gains (losses)	(1)	89	(19)	(137)	(3)	60	(132)	69	(75)
Total net realized capital gains (losses)	(3)	75	(20)	(149)	(17)	53	(155)	52	(119)
Other revenues	24	23	19	19	24	23	20	66	67
Total revenues	4,684	4,769	4,655	4,557	4,715	4,696	4,410	14,108	13,821
Benefits, losses and loss adjustment expenses	2,994	2,767	2,757	2,788	2,780	3,142	2,641	8,518	8,563
Amortization of DAC	357	368	363	378	403	368	374	1,088	1,145
Insurance operating costs and other expenses	995	1,692	965	934	918	931	928	3,652	2,777
Loss on reinsurance transaction	—	—	—	650	—	—	—	—	—
Interest expense	82	81	83	82	86	85	86	246	257
Total benefits, losses and expenses	4,428	4,908	4,168	4,832	4,187	4,526	4,029	13,504	12,742
Income (loss) before income taxes	256	(139)	487	(275)	528	170	381	604	1,079
Income tax expense (benefit)	22	(99)	109	(194)	90	(46)	58	32	102
Net income (loss)	234	(40)	378	(81)	438	216	323	572	977
Less: Unlock benefit (charge), before tax	23	20	18	(20)	(13)	18	13	61	18
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(5)	75	(20)	(146)	(13)	51	(148)	50	(110)
Less: Loss on reinsurance transaction, before tax	—	—	—	(650)	—	—	—	—	—
Less: Pension settlement, before tax	—	(750)	—	—	—	—		(750)	—
Less: Income tax benefit (expense) [1]	(6)	226	2	320	51	25	73	222	149
Core earnings	$222	$389	$378	$415	$413	$122	$385	$989	$920

[1]
Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings. For the three and nine months ended September 30, 2016, also included a $65 tax benefit recognized related to the sale of the Company's U.K. property and casualty run-off subsidiaries and for the nine months ended September 30, 2016 included federal income tax benefits of $78 from the reduction of the deferred tax valuation allowance on capital loss carryovers.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Net income (loss):
Commercial Lines	$90	$258	$231	$264	$268	$237	$225	$579	$730
Personal Lines	8	24	33	(15)	33	(50)	23	65	6
P&C Other Operations	18	20	24	(423)	31	(154)	17	62	(106)
Property & Casualty ("P&C")	116	302	288	(174)	332	33	265	706	630
Group Benefits	71	69	45	63	62	55	50	185	167
Mutual Funds	26	24	23	17	21	20	20	73	61
Sub-total	$213	$395	$356	$(94)	$415	$108	$335	$964	$858
Talcott Resolution	80	105	68	45	78	104	17	253	199
Corporate	(59)	(540)	(46)	(32)	(55)	4	(29)	(645)	(80)
Net income (loss)	$234	$(40)	$378	$(81)	$438	$216	$323	$572	$977

Core earnings (losses):
Commercial Lines	$81	$238	$224	$274	$243	$221	$246	$543	$710
Personal Lines	7	20	32	(14)	29	(52)	26	59	3
P&C Other Operations	18	18	21	15	19	(154)	19	57	(116)
P&C	$106	$276	$277	$275	$291	$15	$291	$659	$597
Group Benefits	66	61	40	59	51	46	48	167	145
Mutual Funds	26	24	23	17	21	20	20	73	61
Sub-total	198	361	340	351	363	81	359	899	803
Talcott Resolution	83	80	83	111	104	91	77	246	272
Corporate	(59)	(52)	(45)	(47)	(54)	(50)	(51)	(156)	(155)
Core earnings	$222	$389	$378	$415	$413	$122	$385	$989	$920

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Sept 30 2017	Dec 31 2016	Sept 30 2017	Dec 31 2016	Sept 30 2017	Dec 31 2016	Sept 30 2017	Dec 31 2016	Sept 30 2017	Dec 31 2016	Sept 30 2017	Dec 31 2016
Investments
Fixed maturities, available-for-sale, at fair value	$25,834	$24,386	$7,338	$6,931	$55	$21	$23,648	$23,813	$794	$852	$57,669	$56,003
Fixed maturities, at fair value using the fair value option	33	102	12	109	—	—	37	82	—	—	82	293
Equity securities, available-for-sale, at fair value	745	794	51	10	10	—	154	151	152	142	1,112	1,097
Mortgage loans	2,328	2,015	851	871	—	—	2,879	2,811	—	—	6,058	5,697
Policy loans, at outstanding balance	—	—	1	1	—	—	1,417	1,443	—	—	1,418	1,444
Limited partnerships and other alternative investments	1,366	1,337	203	190	—	—	964	929	—	—	2,533	2,456
Other investments	108	103	2	4	(1)	—	256	295	—	1	365	403
Short-term investments	1,310	1,162	318	223	162	162	1,415	1,366	551	331	3,756	3,244
Total investments	$31,724	$29,899	$8,776	$8,339	$226	$183	$30,770	$30,890	$1,497	$1,326	$72,993	$70,637
Cash	74	298	12	25	7	5	239	554	1	—	333	882
Premiums receivable and agents’ balances	3,516	3,388	286	342	—	—	2	1	—	—	3,804	3,731
Reinsurance recoverables	2,355	2,373	559	574	—	—	20,409	20,364	—	—	23,323	23,311
DAC	596	591	43	42	10	12	986	1,066	—	—	1,635	1,711
Deferred income taxes	250	517	(180)	(111)	9	6	985	1,206	1,702	1,663	2,766	3,281
Goodwill	157	157	—	—	180	180	—	—	230	230	567	567
Property and equipment, net	833	859	53	54	—	—	68	69	8	9	962	991
Other assets	1,054	1,004	250	140	97	94	735	512	66	36	2,202	1,786
Assets held for sale	—	870	—	—	—	—	—	—	—	—	—	870
Separate account assets [1]	—	—	—	—	—	—	115,626	115,665	—	—	115,626	115,665
Total assets	$40,559	$39,956	$9,799	$9,405	$529	$480	$169,820	$170,327	$3,504	$3,264	$224,211	$223,432
Unpaid losses and loss adjustment expenses	$22,549	$21,833	$5,683	$5,772	$—	$—	$—	$—	$—	$—	$28,232	$27,605
Reserves for future policy benefits	—	—	316	322	—	—	13,931	13,607	—	—	14,247	13,929
Other policyholder funds and benefits payable	—	—	585	602	—	—	29,566	30,574	—	—	30,151	31,176
Unearned premiums	5,382	5,350	40	42	—	—	106	107	—	—	5,528	5,499
Debt	—	—	—	—	—	—	142	142	4,996	4,910	5,138	5,052
Other liabilities	1,913	1,723	740	305	190	165	2,319	1,958	2,894	2,841	8,056	6,992
Liabilities held for sale	—	611	—	—	—	—	—	—	—	—	—	611
Separate account liabilities	—	—	—	—	—	—	115,626	115,665	—	—	115,626	115,665
Total liabilities	$29,844	$29,517	$7,364	$7,043	$190	$165	$161,690	$162,053	$7,890	$7,751	$206,978	$206,529
Common equity, excluding AOCI	9,991	9,977	2,221	2,219	339	315	7,199	7,553	(3,102)	(2,824)	16,648	17,240
AOCI, after-tax	724	462	214	143	—	—	931	721	(1,284)	(1,663)	585	(337)
Total stockholders’ equity	10,715	10,439	2,435	2,362	339	315	8,130	8,274	(4,386)	(4,487)	17,233	16,903
Total liabilities and equity	$40,559	$39,956	$9,799	$9,405	$529	$480	$169,820	$170,327	$3,504	$3,264	$224,211	$223,432

[1]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
DEBT
Short-term debt	$320	$320	$320	$416	$690	$690	$690
Senior notes	3,236	3,235	3,234	3,553	3,552	3,551	3,550
Junior subordinated debentures	1,582	1,582	1,583	1,083	1,083	1,083	1,083
Total debt	$5,138	$5,137	$5,137	$5,052	$5,325	$5,324	$5,323
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$16,648	$16,794	$17,216	$17,240	$17,671	$17,659	$17,858
AOCI	585	494	(207)	(337)	987	900	254
Total stockholders’ equity	$17,233	$17,288	$17,009	$16,903	$18,658	$18,559	$18,112
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$22,371	$22,425	$22,146	$21,955	$23,983	$23,883	$23,435
Total capitalization, excluding AOCI, after-tax	$21,786	$21,931	$22,353	$22,292	$22,996	$22,983	$23,181
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.0%	22.9%	23.2%	23.0%	22.2%	22.3%	22.7%
Total debt to capitalization, excluding AOCI	23.6%	23.4%	23.0%	22.7%	23.2%	23.2%	23.0%
Total rating agency adjusted debt to capitalization [1] [2]	24.7%	25.6%	25.5%	25.8%	25.8%	25.9%	26.4%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges (after interest credited to contractholders) [3]	1.8:1	1.7:1	3.1:1	1.8:1	2.5:1	2.1:1	2.6:1
Total earnings to total fixed charges (before interest credited to contractholders) [4]	3.3:1	3.0:1	6.5:1	3.2:1	5.0:1	4.0:1	5.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.0 billion, $1.4 billion, $1.2 billion, $1.2 billion, $1.5 billion, $1.5 billion and $1.5 billion, as of September 31, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes, total fixed charges and interest credited to contractholders, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest, amortization of debt issuance costs and interest credited to contractholders. Interest credited to contractholders includes interest credited on general account assets and interest credited on consumer notes.

[4]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
SEPTEMBER 30, 2017

	P&C	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1]	$743	$186	$198
U.S. statutory capital [2]	$8,241	$1,624	$4,101
U.S. GAAP adjustments:
DAC	596	43	986
Non-admitted deferred tax assets [3]	376	12	1,461
Deferred taxes [4]	(1,131)	(325)	(1,044)
Goodwill	108	—	—
Non-admitted assets other than deferred taxes	660	85	19
Asset valuation and interest maintenance reserve	—	194	565
Benefit reserves	(39)	214	83
Unrealized gains on investments	1,028	333	1,371
Other, net	876	255	588
U.S. GAAP stockholders’ equity	$10,715	$2,435	$8,130

[1]	Statutory net income is for the nine months ended September 30, 2017.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
Fixed maturities net unrealized gain	$1,774	$1,696	$1,355	$1,226	$2,418	$2,406	$1,780
Equities net unrealized gain	66	59	58	50	41	31	21
OTTI losses recognized in AOCI	(4)	(3)	(4)	(3)	(5)	(10)	(15)
Net gain on cash flow hedging instruments	43	57	58	76	172	200	184
Total net unrealized gain	$1,879	$1,809	$1,467	$1,349	$2,626	$2,627	$1,970
Foreign currency translation adjustments	27	13	8	6	10	(68)	(49)
Pension and other postretirement adjustment	(1,321)	(1,328)	(1,682)	(1,692)	(1,649)	(1,659)	(1,667)
Total AOCI	$585	$494	$(207)	$(337)	$987	$900	$254

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Written premiums	$2,626	$2,631	$2,710	$2,555	$2,673	$2,661	$2,679	$7,967	$8,013
Change in unearned premium reserve	(18)	(19)	88	(113)	16	35	81	51	132
Earned premiums	2,644	2,650	2,622	2,668	2,657	2,626	2,598	7,916	7,881
Fee income	20	20	21	20	20	19	19	61	58
Losses and loss adjustment expenses
Current accident year before catastrophes	1,672	1,646	1,612	1,714	1,688	1,627	1,545	4,930	4,860
Current accident year catastrophes [1]	352	155	150	61	80	184	91	657	355
Prior accident year development	(1)	(10)	12	48	25	351	33	1	409
Total losses and loss adjustment expenses	2,023	1,791	1,774	1,823	1,793	2,162	1,669	5,588	5,624
Amortization of DAC	329	331	330	330	329	331	331	990	991
Underwriting expenses	497	468	466	456	457	464	475	1,431	1,396
Dividends to policyholders	4	3	4	3	4	4	4	11	12
Underwriting gain (loss) *	(189)	77	69	76	94	(316)	138	(43)	(84)
Net investment income	303	302	310	310	305	292	272	915	869
Net realized capital gains (losses)	16	42	17	(46)	(3)	35	(41)	75	(9)
Loss on reinsurance transaction	—	—	—	650	—	—	—	—	—
Net servicing and other income	9	4	5	6	9	5	7	18	21
Income (loss) before income taxes	139	425	401	(304)	405	16	376	965	797
Income tax expense (benefit)	23	123	113	(130)	73	(17)	111	259	167
Net income (loss)	116	302	288	(174)	332	33	265	706	630
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	16	41	17	(45)	(3)	35	(40)	74	(8)
Less: Loss on reinsurance transaction, before tax	—	—	—	(650)	—	—	—	—	—
Less: Income tax benefit (expense) on items not included in core earnings	(6)	(15)	(6)	246	44	(17)	14	(27)	41
Core earnings	$106	$276	$277	$275	$291	$15	$291	$659	$597
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	5.0%	7.5%	4.5%	4.3%	10.4%	9.3%	11.1%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	0.3%	0.1%	—%	(0.6)%	—%	(0.2)%	(0.6)%
Less: Loss on reinsurance transaction, before tax	(7.6)%	(7.6)%	(7.7)%	(7.9)%	—%	—%	—%
Less: Income tax benefit (expense) on items not included in core earnings	2.6%	3.1%	3.2%	3.5%	0.5%	—%	0.2%
Less: Income from discontinued operations, after-tax	—%	—%	—%	—%	—%	0.1%	0.1%
Less: Impact of AOCI, excluded from Core ROE	(1.0)%	(1.2)%	(0.6)%	(0.6)%	(1.1)%	(0.9)%	(1.3)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	10.7%	13.1%	9.6%	9.9%	11.0%	10.3%	12.7%
[1] The three and nine months ended September 30, 2017, includes catastrophe losses from Hurricane Harvey and Hurricane Irma of $175 and $157, respectively.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
UNDERWRITING GAIN (LOSS)	$(189)	$77	$69	$76	$94	$(316)	$138	$(43)	$(84)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	63.2	62.1	61.5	64.2	63.5	62.0	59.5	62.3	61.7
Current accident year catastrophes	13.3	5.8	5.7	2.3	3.0	7.0	3.5	8.3	4.5
Prior accident year development [1]	—	(0.4)	0.5	1.8	0.9	13.4	1.3	—	5.2
Total losses and loss adjustment expenses	76.5	67.6	67.7	68.3	67.5	82.3	64.2	70.6	71.4
Expenses	30.5	29.4	29.6	28.7	28.8	29.6	30.3	29.8	29.6
Policyholder dividends	0.2	0.1	0.2	0.1	0.2	0.2	0.2	0.1	0.2
Combined ratio	107.1	97.1	97.4	97.2	96.5	112.0	94.7	100.5	101.1
Current accident year catastrophes and prior accident year development	13.3	5.4	6.2	4.1	3.9	20.4	4.8	8.3	9.7
Underlying combined ratio *	93.9	91.6	91.2	93.1	92.5	91.7	89.9	92.2	91.4

[1]	The following table summarizes unfavorable (favorable) prior accident year development.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Auto liability - Commercial Lines	$—	$—	$20	$38	$18	$(8)	$9	$20	$19
Auto liability - Personal Lines	—	—	—	20	—	75	65	—	140
Homeowners	—	—	—	(6)	1	1	(6)	—	(4)
Professional and general liability	—	—	10	(4)	(1)	34	(1)	10	32
Package business	(22)	—	—	15	(2)	7	45	(22)	50
Bond	20	—	(10)	(2)	—	—	(6)	10	(6)
Net asbestos reserves	—	—	—	—	—	197	—	—	197
Net environmental reserves	—	—	—	—	—	71	—	—	71
Workers’ compensation	(9)	—	(20)	(32)	(4)	(4)	(79)	(29)	(87)
Workers' compensation discount accretion	5	8	8	7	7	7	7	21	21
Catastrophes	1	(10)	(3)	—	(2)	2	(7)	(12)	(7)
Uncollectible reinsurance	—	—	—	—	—	(30)	—	—	(30)
Other reserve re-estimates, net	4	(8)	7	12	8	(1)	6	3	13
Total prior accident year development	$(1)	$(10)	$12	$48	$25	$351	$33	$1	$409
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Written premiums	$1,702	$1,706	$1,821	$1,664	$1,673	$1,669	$1,726	$5,229	$5,068
Change in unearned premium reserve	(21)	(14)	133	(37)	(4)	19	103	98	118
Earned premiums	1,723	1,720	1,688	1,701	1,677	1,650	1,623	5,131	4,950
Fee income	9	9	10	10	10	9	10	28	29
Losses and loss adjustment expenses
Current accident year before catastrophes	1,009	994	968	946	969	938	913	2,971	2,820
Current accident year catastrophes	270	63	71	33	43	80	44	404	167
Prior accident year development [1]	(3)	—	15	20	22	6	(20)	12	8
Total losses and loss adjustment expenses	1,276	1,057	1,054	999	1,034	1,024	937	3,387	2,995
Amortization of DAC	253	252	249	246	243	242	242	754	727
Underwriting expenses	348	324	323	315	303	307	305	995	915
Dividends to policyholders	4	3	4	3	4	4	4	11	12
Underwriting gain (loss)	(149)	93	68	148	103	82	145	12	330
Net servicing income	1	1	—	—	2	—	—	2	2
Net investment income	241	240	243	243	239	226	209	724	674
Net realized capital gains (losses)	13	32	11	(18)	39	25	(33)	56	31
Other income (expenses)	(1)	—	1	1	(3)	—	1	—	(2)
Income before income taxes	105	366	323	374	380	333	322	794	1,035
Income tax expense	15	108	92	110	112	96	97	215	305
Net income	90	258	231	264	268	237	225	579	730
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	12	32	11	(17)	39	25	(32)	55	32
Less: Income tax benefit (expense)	(3)	(12)	(4)	7	(14)	(9)	11	(19)	(12)
Core earnings	$81	$238	$224	$274	$243	$221	$246	$543	$710

[1]	For further information, see Commercial Lines Income Statements (continued), page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Auto liability	$—	$—	$20	$38	$18	$(8)	$9	$20	$19
Professional liability	—	—	—	(2)	(2)	—	(33)	—	(35)
Package business	(22)	—	—	15	(2)	7	45	(22)	50
General liability	—	—	10	(2)	1	34	32	10	67
Bond	20	—	(10)	(2)	—	—	(6)	10	(6)
Workers’ compensation	(9)	—	(20)	(32)	(4)	(4)	(79)	(29)	(87)
Workers' compensation discount accretion	5	8	8	7	7	7	7	21	21
Catastrophes	1	(2)	—	—	(3)	1	(2)	(1)	(4)
Uncollectible reinsurance	—	—	—	—	—	(30)	—	—	(30)
Other reserve re-estimates, net	2	(6)	7	(2)	7	(1)	7	3	13
Total prior accident year development	$(3)	$—	$15	$20	$22	$6	$(20)	$12	$8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
UNDERWRITING GAIN	$(149)	$93	$68	$148	$103	$82	$145	$12	$330
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	58.6	57.8	57.3	55.6	57.8	56.8	56.3	57.9	57.0
Current accident year catastrophes	15.7	3.7	4.2	1.9	2.6	4.8	2.7	7.9	3.4
Prior accident year development	(0.2)	—	0.9	1.2	1.3	0.4	(1.2)	0.2	0.2
Total losses and loss adjustment expenses	74.1	61.5	62.4	58.7	61.7	62.1	57.7	66.0	60.5
Expenses	34.4	33.0	33.3	32.4	32.0	32.7	33.1	33.5	32.6
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Combined ratio	108.6	94.6	96.0	91.3	93.9	95.0	91.1	99.8	93.3
Current accident year catastrophes and prior accident year development	15.5	3.7	5.1	3.1	3.9	5.2	1.5	8.1	3.6
Underlying combined ratio	93.2	90.9	90.9	88.2	90.0	89.8	89.6	91.7	89.8

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	101.5	90.4	91.7	90.5	89.0	92.2	89.4	94.6	90.2
Current accident year catastrophes	15.9	3.2	4.7	1.8	1.4	5.0	3.2	8.0	3.2
Prior accident year development	(3.5)	—	(0.3)	2.8	0.9	0.3	(0.5)	(1.3)	0.2
Underlying combined ratio	89.2	87.2	87.3	86.0	86.8	86.9	86.7	87.9	86.8
MIDDLE MARKET
Combined ratio	119.7	99.8	100.4	92.0	99.4	99.8	98.3	106.6	99.2
Current accident year catastrophes	21.1	5.5	5.2	3.0	5.2	6.4	3.0	10.6	4.9
Prior accident year development	1.5	(0.5)	1.4	0.1	1.0	1.5	3.4	0.8	2.0
Underlying combined ratio	97.0	94.9	93.8	88.9	93.1	91.9	92.0	95.2	92.4
SPECIALTY COMMERCIAL
Combined ratio	99.4	97.6	101.3	88.8	94.0	92.8	76.4	99.4	87.7
Current accident year catastrophes	—	0.2	—	—	0.5	0.1	—	0.1	0.2
Prior accident year development	0.8	1.5	3.9	(6.0)	(0.1)	(2.7)	(17.8)	2.0	(6.8)
Underlying combined ratio	98.6	95.9	97.5	94.8	93.7	95.4	94.3	97.3	94.4

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
WRITTEN PREMIUMS
Small Commercial	$905	$936	$986	$846	$866	$883	$926	$2,827	$2,675
Middle Market	584	566	592	607	590	578	568	1,742	1,736
Specialty Commercial	201	192	232	200	207	197	222	625	626
National Accounts	84	71	99	81	89	79	101	254	269
Financial Products	59	58	61	62	62	59	60	178	181
Bond	51	52	53	50	51	48	44	156	143
Other Specialty	7	11	19	7	5	11	17	37	33
Other	12	12	11	11	10	11	10	35	31
Total	$1,702	$1,706	$1,821	$1,664	$1,673	$1,669	$1,726	$5,229	$5,068
EARNED PREMIUMS
Small Commercial	$919	$914	$890	$894	$880	$854	$839	$2,723	$2,573
Middle Market	585	587	583	590	586	584	574	1,755	1,744
Specialty Commercial	208	207	203	207	201	201	199	618	601
National Accounts	84	85	86	87	82	85	85	255	252
Financial Products	62	60	60	61	60	62	61	182	183
Bond	51	51	47	48	49	46	45	149	140
Other Specialty	11	11	10	11	10	8	8	32	26
Other	11	12	12	10	10	11	11	35	32
Total	$1,723	$1,720	$1,688	$1,701	$1,677	$1,650	$1,623	$5,131	$4,950

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$140	$147	$154	$145	$146	$139	$146	$441	$431
Middle Market	112	107	128	133	99	124	103	347	326
Renewal Price Increases [1]
Standard Commercial Lines - Written	3.5%	3.5%	3.3%	2.3%	2.0%	2.2%	2.2%	3.4%	2.1%
Standard Commercial Lines - Earned	3.1%	2.7%	2.4%	2.3%	2.2%	2.4%	2.5%	2.7%	2.4%
Policy Count Retention [1]
Small Commercial [2]	83%	83%	85%	85%	85%	84%	84%	84%	84%
Middle Market	76%	75%	80%	76%	76%	75%	74%	77%	75%
Middle Market - normalized [2]				80%	80%	79%	79%
Policies in Force (in thousands)
Small Commercial	1,274	1,278	1,281	1,280	1,279	1,253	1,245
Middle Market	67	66	66	66	66	67	69

[1]	Excludes Maxum, Middle Market specialty programs and livestock lines of business.

[2]
Normalized 2016 retention rate for the effect of including certain low premium policies transferred from Middle Market to Small Commercial. The transfer did not have a significant impact on policy count retention in Small Commercial.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Written premiums	$924	$925	$889	$892	$1,000	$992	$953	$2,738	$2,945
Change in unearned premium reserve	3	(5)	(45)	(75)	20	16	(22)	(47)	14
Earned premiums	921	930	934	967	980	976	975	2,785	2,931
Fee income	11	11	11	10	10	10	9	33	29
Losses and loss adjustment expenses
Current accident year before catastrophes	663	652	644	768	719	689	632	1,959	2,040
Current accident year catastrophes	82	92	79	28	37	104	47	253	188
Prior accident year development [1]	2	(10)	(4)	20	3	76	52	(12)	131
Total losses and loss adjustment expenses	747	734	719	816	759	869	731	2,200	2,359
Amortization of DAC	76	79	81	84	86	89	89	236	264
Underwriting expenses	146	141	138	142	147	151	163	425	461
Underwriting gain (loss)	(37)	(13)	7	(65)	(2)	(123)	1	(43)	(124)
Net servicing income	4	4	3	5	6	5	4	11	15
Net investment income	36	35	36	36	35	33	31	107	99
Net realized capital gains (losses)	2	5	2	(2)	5	4	(5)	9	4
Other income (expense)	3	(1)	(1)	(2)	2	—	—	1	2
Income (loss) before income taxes	8	30	47	(28)	46	(81)	31	85	(4)
Income tax expense (benefit)	—	6	14	(13)	13	(31)	8	20	(10)
Net income (loss)	8	24	33	(15)	33	(50)	23	65	6
Less: Net realized capital gains (losses), after DAC, excluded from core earnings, before tax	2	5	2	(2)	5	4	(5)	9	4
Less: Income tax benefit (expense)	(1)	(1)	(1)	1	(1)	(2)	2	(3)	(1)
Core earnings (losses)	$7	$20	$32	$(14)	$29	$(52)	$26	$59	$3
[1] For further information, see Personal Lines Income Statements (continued), page 15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Auto liability	$—	$—	$—	$20	$—	$75	$65	$—	$140
Homeowners	—	—	—	(6)	1	1	(6)	—	(4)
Catastrophes	—	(8)	(3)	—	1	1	(5)	(11)	(3)
Other reserve re-estimates, net	2	(2)	(1)	6	1	(1)	(2)	(1)	(2)
Total prior accident year development	$2	$(10)	$(4)	$20	$3	$76	$52	$(12)	$131

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
UNDERWRITING GAIN (LOSS)	$(37)	$(13)	$7	$(65)	$(2)	$(123)	$1	$(43)	$(124)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	72.0	70.1	69.0	79.4	73.4	70.6	64.8	70.3	69.6
Current accident year catastrophes	8.9	9.9	8.5	2.9	3.8	10.7	4.8	9.1	6.4
Prior accident year development	0.2	(1.1)	(0.4)	2.1	0.3	7.8	5.3	(0.4)	4.5
Total losses and loss adjustment expenses	81.1	78.9	77.0	84.4	77.4	89.0	75.0	79.0	80.5
Expenses	22.9	22.5	22.3	22.3	22.8	23.6	24.9	22.5	23.7
Combined ratio	104.0	101.4	99.3	106.7	100.2	112.6	99.9	101.5	104.2
Current accident year catastrophes and prior accident year development	9.1	8.8	8.1	5.0	4.1	18.5	10.1	8.7	10.9
Underlying combined ratio	94.9	92.6	91.2	101.8	96.1	94.2	89.7	92.9	93.3
PRODUCT
Automobile
Combined ratio	106.3	100.8	97.5	118.1	104.8	117.0	106.6	101.5	109.5
Current accident year catastrophes	4.8	2.3	1.4	0.6	1.8	3.5	1.2	2.8	2.1
Prior accident year development	—	(0.6)	(0.4)	3.8	(0.1)	10.8	9.3	(0.3)	6.6
Underlying combined ratio	101.6	99.1	96.6	113.6	103.1	102.7	96.2	99.1	100.7
Homeowners
Combined ratio	97.9	103.4	103.4	80.9	89.2	102.4	84.7	101.6	92.1
Current accident year catastrophes	18.6	28.0	24.9	8.1	8.3	27.4	13.1	23.8	16.3
Prior accident year development	0.4	(2.1)	(0.4)	(1.9)	1.2	0.8	(3.5)	(0.7)	(0.5)
Underlying combined ratio	78.9	77.6	78.9	74.7	79.6	74.2	75.1	78.4	76.3

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$735	$729	$687	$665	$762	$752	$711	$2,151	$2,225
AARP Agency	79	80	86	95	95	92	92	245	279
Other Agency	100	104	105	121	131	135	136	309	402
Other	10	12	11	11	12	13	14	33	39
Total	$924	$925	$889	$892	$1,000	$992	$953	$2,738	$2,945
EARNED PREMIUMS
AARP Direct	$713	$711	$708	$728	$731	$723	$715	$2,132	$2,169
AARP Agency	88	89	92	95	94	94	92	269	280
Other Agency	108	117	123	133	140	147	153	348	440
Other	12	13	11	11	15	12	15	36	42
Total	$921	$930	$934	$967	$980	$976	$975	$2,785	$2,931
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$636	$638	$645	$627	$691	$686	$690	$1,919	$2,067
Homeowners	288	287	244	265	309	306	263	819	878
Total	$924	$925	$889	$892	$1,000	$992	$953	$2,738	$2,945
EARNED PREMIUMS
Automobile	$644	$652	$654	$676	$686	$680	$678	$1,950	$2,044
Homeowners	277	278	280	291	294	296	297	835	887
Total	$921	$930	$934	$967	$980	$976	$975	$2,785	$2,931

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$37	$38	$42	$48	$70	$83	$110	$117	$263
Homeowners	$11	$12	$12	$12	$18	$21	$23	$35	$62
Renewal Written Price Increases
Automobile	12.0%	10.4%	10.3%	9.6%	8.0%	6.9%	6.1%	10.9%	7.0%
Homeowners	8.6%	9.1%	8.9%	8.5%	8.3%	7.3%	8.1%	8.9%	7.9%
Renewal Earned Price Increases
Automobile	10.1%	9.1%	8.2%	7.1%	6.4%	5.9%	5.7%	9.1%	6.0%
Homeowners	8.7%	8.5%	8.2%	8.0%	7.8%	7.5%	7.2%	8.4%	7.5%
Policy Count Retention
Automobile	80%	81%	82%	83%	84%	84%	84%	81%	84%
Homeowners	83%	83%	82%	83%	84%	84%	84%	82%	84%
Premium Retention
Automobile	87%	88%	88%	89%	88%	88%	87%	88%	88%
Homeowners	89%	90%	88%	90%	89%	89%	90%	89%	89%
Policies in Force (in thousands)
Automobile	1,768	1,839	1,905	1,965	2,016	2,053	2,073
Homeowners	1,071	1,109	1,144	1,176	1,208	1,239	1,262

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA - AUTOMOBILE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium by Distribution
AARP Direct	$33	$32	$33	$35	$52	$62	$84	$98	$198
AARP Agency	3	4	6	9	12	14	17	13	43
Other Agency	1	2	3	4	6	6	8	6	20
Other	—	—	—	—	—	1	1	—	2
Total	$37	$38	$42	$48	$70	$83	$110	$117	$263
Policy Count Retention by Distribution
AARP Direct	82%	84%	83%	85%	86%	86%	86%	83%	86%
AARP Agency	66%	70%	74%	79%	78%	78%	78%	70%	78%
Other Agency [1]	73%	75%	76%	79%	78%	78%	80%	75%	79%
Total	80%	81%	82%	83%	84%	84%	84%	81%	84%

[1]
Includes policies that are available to renew on either a six or twelve month policy term. The policy retention represents the percentage of policies that renewed since the last policy term and is not annualized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Written premiums	$—	$—	$—	$(1)	$—	$—	$—	$—	$—
Change in unearned premium reserve	—	—	—	(1)	—	—	—	—	—
Earned premiums	—	—	—	—	—	—	—	—	—
Losses and loss adjustment expenses
Prior accident year development	—	—	1	8	—	269	1	1	270
Total losses and loss adjustment expenses	—	—	1	8	—	269	1	1	270
Underwriting expenses	3	3	5	(1)	7	6	7	11	20
Underwriting loss	(3)	(3)	(6)	(7)	(7)	(275)	$(8)	(12)	(290)
Net investment income	26	27	31	31	31	33	32	84	96
Net realized capital gains (losses)	1	5	4	(26)	(47)	6	(3)	10	(44)
Loss on reinsurance transaction	—	—	—	650	—	—	—	—	—
Other income	2	—	2	2	2	—	2	4	4
Income (loss) before income taxes	26	29	31	(650)	(21)	(236)	23	86	(234)
Income tax expense (benefit)	8	9	7	(227)	(52)	(82)	6	24	(128)
Net income (loss)	18	20	24	(423)	31	(154)	17	62	(106)
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	2	4	4	(26)	(47)	6	(3)	10	(44)
Less: Loss on reinsurance transaction, before tax	—	—	—	(650)	—	—	—	—	—
Less: Income tax benefit (expense) [1]	(2)	(2)	(1)	238	59	(6)	1	(5)	54
Core earnings (losses)	$18	$18	$21	$15	$19	$(154)	$19	$57	$(116)

[1]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Earned premiums	$803	$805	$816	$788	$792	$790	$778	$2,424	$2,360
Fee income	19	19	19	20	20	18	17	57	55
Net investment income	95	88	95	95	95	88	88	278	271
Net realized capital gains	9	13	8	8	19	16	2	30	37
Total revenues	926	925	938	911	926	912	885	2,789	2,723
Benefits, losses and loss adjustment expenses	614	628	651	620	642	634	618	1,893	1,894
Amortization of DAC	8	8	8	8	8	7	8	24	23
Insurance operating costs and other expenses	204	193	220	196	190	196	194	617	580
Total benefits, losses and expenses	826	829	879	824	840	837	820	2,534	2,497
Income before income taxes	100	96	59	87	86	75	65	255	226
Income tax expense	29	27	14	24	24	20	15	70	59
Net income	71	69	45	63	62	55	50	185	167
Less: Net realized capital gains after DAC, excluded from core earnings, before tax	7	13	7	7	17	15	2	27	34
Less: Income tax expense on items not included in core earnings	(2)	(5)	(2)	(3)	(6)	(6)	—	(9)	(12)
Core earnings	$66	$61	$40	$59	$51	$46	$48	$167	$145
Margin
Net income margin	7.7%	7.5%	4.9%	6.9%	6.7%	6.0%	5.7%	6.7%	6.1%
Core earnings margin *	7.2%	6.7%	4.3%	6.5%	5.6%	5.1%	5.5%	6.1%	5.4%
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	11.6%	11.1%	10.8%	11.2%	9.3%	8.2%	8.3%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	1.8%	2.3%	2.5%	2.2%	1.5%	0.3%	(0.5)%
Less: Income tax benefit (expense) on items not included in core earnings	(0.6)%	(0.8)%	(0.9)%	(0.8)%	(0.5)%	(0.1)%	0.2%
Less: Impact of AOCI, excluded from Core ROE	(1.7)%	(1.6)%	(1.1)%	(0.9)%	(1.4)%	(1.4)%	(1.6)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	12.1%	11.2%	10.3%	10.7%	9.7%	9.4%	10.2%
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
PREMIUMS
Fully insured ongoing premiums
Group disability	$368	$360	$364	$359	$360	$363	$352	$1,092	$1,075
Group life	382	391	386	377	381	376	369	1,159	1,126
Other	53	51	55	52	51	51	51	159	153
Total fully insured ongoing premiums	803	802	805	788	792	790	772	2,410	2,354
Total buyouts [1]	—	3	11	—	—	—	6	14	6
Total premiums	$803	$805	$816	$788	$792	$790	$778	$2,424	$2,360
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$43	$32	$87	$25	$30	$45	$84	$162	$159
Group life	20	33	115	15	26	31	149	168	206
Other	5	2	9	3	5	4	33	16	42
Total fully insured ongoing sales	68	67	211	43	61	80	266	346	407
Total buyouts [1]	—	3	11	—	—	—	6	14	6
Total sales	$68	$70	$222	$43	$61	$80	$272	$360	$413
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	73.0%	78.9%	82.9%	84.0%	79.4%	79.9%	82.4%	78.3%	80.5%
Group life loss ratio	77.7%	74.2%	73.1%	70.6%	80.0%	78.1%	73.8%	75.0%	77.4%
Total loss ratio	74.7%	76.1%	77.7%	76.7%	79.1%	78.5%	77.6%	76.2%	78.4%
Expense ratio	25.8%	24.5%	27.7%	25.2%	24.4%	25.1%	25.6%	26.0%	25.0%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Investment management fees	$172	$162	$155	$150	$145	$140	$135	$489	$420
Shareholder servicing fees	22	25	23	22	20	20	20	70	60
Other revenue	10	14	14	12	13	13	12	38	38
Total revenues	204	201	192	184	178	173	167	597	518
Sub-advisory	63	60	56	54	52	50	48	179	150
Employee compensation and benefits	28	28	28	27	26	24	24	84	74
Distribution and service	42	44	43	42	40	39	39	129	118
General, administrative and other	31	31	30	34	29	28	25	92	82
Total expenses	164	163	157	157	147	141	136	484	424
Income before income taxes	40	38	35	27	31	32	31	113	94
Income tax expense	14	14	12	10	10	12	11	40	33
Net income	$26	$24	$23	$17	$21	$20	$20	$73	$61
Core earnings	$26	$24	$23	$17	$21	$20	$20	$73	$61
Daily Average Total Mutual Funds segment AUM	$109,640	$105,625	$101,114	$95,935	$93,753	$91,289	$87,192	$105,491	$90,760
Return on assets (bps, after-tax) [1]
Net income	9.5	9.2	9.2	7.4	8.5	8.9	9.3	9.3	8.9
Core earnings	9.5	9.2	9.2	7.4	8.5	8.9	9.3	9.3	8.9
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	34.5%	33.2%	32.2%	31.7%	33.2%	34.2%	35.5%
Less: Impact of AOCI, excluded from Core ROE	(0.3)%	(0.3)%	—%	0.1%	(0.2)%	(0.2)%	(0.3)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	34.8%	33.5%	32.2%	31.6%	33.4%	34.4%	35.8%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Dec 31 2016	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Equity
Beginning balance	$58,047	$54,683	$50,826	$48,476	$46,808	$46,455	$47,369	$50,826	$47,369
Sales	3,630	4,076	3,987	2,970	2,722	2,324	3,069	11,693	8,115
Redemptions	(2,944)	(3,269)	(3,587)	(3,959)	(3,138)	(2,974)	(2,853)	(9,800)	(8,965)
Net flows	686	807	400	(989)	(416)	(650)	216	1,893	(850)
Change in market value and other	2,430	2,557	3,457	3,339	2,084	1,003	(1,130)	8,444	1,957
Ending balance	$61,163	$58,047	$54,683	$50,826	$48,476	$46,808	$46,455	$61,163	$48,476
Fixed Income
Beginning balance	$14,286	$13,973	$13,301	$12,864	$12,491	$12,389	$12,625	$13,301	$12,625
Sales	866	1,079	1,930	1,204	1,027	843	918	3,875	2,788
Redemptions	(861)	(900)	(1,406)	(1,121)	(888)	(1,012)	(1,432)	(3,167)	(3,332)
Net flows	5	179	524	83	139	(169)	(514)	708	(544)
Change in market value and other	163	134	148	354	234	271	278	445	783
Ending balance	$14,454	$14,286	$13,973	$13,301	$12,864	$12,491	$12,389	$14,454	$12,864
Multi-Strategy Investments [1]
Beginning balance	$18,923	$18,142	$17,171	$16,564	$15,642	$14,775	$14,419	$17,171	$14,419
Sales	868	1,093	1,301	1,279	1,147	920	712	3,262	2,779
Redemptions	(792)	(765)	(892)	(882)	(676)	(520)	(600)	(2,449)	(1,796)
Net flows	76	328	409	397	471	400	112	813	983
Change in market value and other	572	453	562	210	451	467	244	1,587	1,162
Ending balance	$19,571	$18,923	$18,142	$17,171	$16,564	$15,642	$14,775	$19,571	$16,564
Mutual Fund AUM
Beginning balance	$91,256	$86,798	$81,298	$77,904	$74,941	$73,619	$74,413	$81,298	$74,413
Sales	5,364	6,248	7,218	5,453	4,896	4,087	4,699	18,830	13,682
Redemptions	(4,597)	(4,934)	(5,885)	(5,962)	(4,702)	(4,506)	(4,885)	(15,416)	(14,093)
Net flows	767	1,314	1,333	(509)	194	(419)	(186)	3,414	(411)
Change in market value and other	3,165	3,144	4,167	3,903	2,769	1,741	(608)	10,476	3,902
Ending balance	$95,188	$91,256	$86,798	$81,298	$77,904	$74,941	$73,619	$95,188	$77,904
Exchange-Traded Products ("ETP") AUM	$409	$325	$278	$209	$210			$409	$210
Mutual Funds segment AUM before Talcott Resolution	$95,597	$91,581	$87,076	$81,507	$78,114	$74,941	$73,619	$95,597	$78,114
Talcott Resolution AUM [2]	$16,127	$16,098	$16,123	$16,010	$16,387	$16,482	$16,795	$16,127	$16,387
Total Mutual Funds segment AUM	$111,724	$107,679	$103,199	$97,517	$94,501	$91,423	$90,414	$111,724	$94,501
[1] Includes balanced, allocation, and alternative investment products.
[2] Talcott Resolution AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
NET INCOME
Individual Annuity	$54	$70	$34	$11	$33	$76	$39	$158	$148
Institutional and other	26	35	34	34	45	28	(22)	95	51
Talcott Resolution net income	80	105	68	45	78	104	17	253	199
Less: Unlock benefit (charge), before tax	23	20	18	(20)	(13)	18	13	61	18
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(30)	22	(43)	(9)	(28)	3	(106)	(51)	(131)
Less: Income tax benefit (expense) on items not included in core earnings	4	(17)	10	(37)	15	(8)	33	(3)	40
Talcott Resolution core earnings	$83	$80	$83	$111	$104	$91	$77	$246	$272
CORE EARNINGS
Individual Annuity	$58	$64	$62	$78	$68	$69	$61	$184	$198
Institutional and other	25	16	21	33	36	22	16	62	74
Talcott Resolution core earnings	$83	$80	$83	$111	$104	$91	$77	$246	$272
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	3.4%	3.3%	3.4%	2.5%	2.1%	2.0%	3.7%
Less: Unlock benefit (charge), before tax	0.6%	0.1%	—%	—%	1.0%	0.5%	0.9%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(0.9)%	(0.9)%	(1.2)%	(2.2)%	(3.9)%	(3.7)%	(3.7)%
Less: Net reinsurance gain on dispositions, before tax	—%	—%	—%	—%	—%	0.3%	0.4%
Less: Income tax benefit (expense) on items not included in core earnings	(0.6)%	(0.4)%	(0.3)%	—%	1.0%	1.0%	0.8%
Less: Impact of AOCI, excluded from Core ROE	(0.8)%	(0.8)%	(0.6)%	(0.4)%	(0.7)%	(0.6)%	(0.7)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	5.1%	5.3%	5.5%	5.1%	4.7%	4.5%	6.0%
Return on Assets (bps, after tax) [1]
Net income return on assets	44.9	57.9	28.1	9.0	26.6	60.7	30.3	43.7	38.8
Core earnings return on assets *	48.3	53.0	51.2	63.8	54.9	55.1	47.4	50.9	51.8

[1]	Represents Individual Annuity annualized earnings divided by a two-point average of assets under management.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
FULL SURRENDER RATES [1]
Variable Annuity	5.8%	7.3%	7.8%	6.7%	7.4%	7.7%	6.7%	7.0%	7.2%
Fixed Annuity and Other	6.3%	6.0%	5.8%	4.2%	5.4%	5.1%	4.4%	6.0%	5.0%
CONTRACT COUNTS (in thousands)
Variable Annuity	505	516	529	544	557	571	587
Fixed Annuity and Other	115	117	119	121	123	125	127

[1]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,519	2,423	2,363	2,239	2,168	2,099	2,060
Total account value with guaranteed minimum death benefits (“GMDB”) [5]	$40,707	$40,668	$40,948	$40,698	$41,696	$41,738	$42,500
Gross net amount at risk ("NAR")	$2,984	$3,056	$3,131	$3,298	$3,404	$3,885	$4,262
NAR reinsured	80%	80%	80%	79%	79%	75%	73%
Contracts in the Money [3]	14%	17%	17%	28%	31%	48%	56%
% In the Money [3] [4]	28%	22%	22%	14%	13%	10%	9%
Retained NAR [2]	$584	$610	$634	$704	$730	$965	$1,149
Net GAAP liability for GMDB benefits	$160	$159	$162	$163	$175	$178	$184

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$17,948	$18,058	$18,302	$18,290	$18,869	$18,952	$19,384
Gross NAR	$165	$177	$187	$203	$195	$240	$267
NAR reinsured	42%	41%	41%	39%	38%	35%	34%
Contracts in the Money [3]	5%	5%	6%	7%	7%	10%	11%
% In the Money [3] [4]	19%	17%	17%	13%	12%	10%	10%
Retained NAR [2]	$96	$104	$111	$124	$121	$155	$177
Net GAAP liability for non-lifetime GMWB benefits	$27	$64	$84	$153	$238	$296	$254
Net GAAP liability for lifetime GMWB benefits	$200	$197	$195	$191	$156	$156	$150
[2] Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.
[3] Excludes contracts that are fully reinsured.
[4] For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.
[5] Includes $1.7 billion of account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
VARIABLE ANNUITY
Beginning balance	$40,668	$40,948	$40,698	$41,696	$41,738	$42,500	$44,245	$40,698	$44,245
Deposits	22	37	36	34	37	40	42	95	119
Partial withdrawals	(304)	(331)	(384)	(450)	(344)	(379)	(410)	(1,019)	(1,133)
Full surrenders	(585)	(744)	(799)	(694)	(772)	(813)	(728)	(2,128)	(2,313)
Death benefits/annuitizations/other [1]	(302)	(335)	(373)	(299)	(338)	(344)	(370)	(1,010)	(1,052)
Net flows	(1,169)	(1,373)	(1,520)	(1,409)	(1,417)	(1,496)	(1,466)	(4,062)	(4,379)
Change in market value/change in reserve/interest credited and other	1,208	1,093	1,770	411	1,375	734	(279)	4,071	1,830
Ending balance	$40,707	$40,668	$40,948	$40,698	$41,696	$41,738	$42,500	$40,707	$41,696
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$7,453	$7,571	$7,673	$7,792	$7,901	$8,014	$8,109	$7,673	$8,109
Deposits	—	—	1	—	—	—	—	1	—
Surrenders	(91)	(88)	(90)	(81)	(83)	(86)	(76)	(269)	(245)
Death benefits/annuitizations/other [1]	(103)	(106)	(96)	(102)	(105)	(98)	(86)	(305)	(289)
Net flows	(194)	(194)	(185)	(183)	(188)	(184)	(162)	(573)	(534)
Change in market value/change in reserve/interest credited and other	76	76	83	64	79	71	67	235	217
Ending balance	$7,335	$7,453	$7,571	$7,673	$7,792	$7,901	$8,014	$7,335	$7,792
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$48,121	$48,519	$48,371	$49,488	$49,639	$50,514	$52,354	$48,371	$52,354
Deposits	22	37	37	34	37	40	42	96	119
Surrenders and partial withdrawals	(980)	(1,163)	(1,273)	(1,225)	(1,199)	(1,278)	(1,214)	(3,416)	(3,691)
Death benefits/annuitizations/other [1]	(405)	(441)	(469)	(401)	(443)	(442)	(456)	(1,315)	(1,341)
Net flows	(1,363)	(1,567)	(1,705)	(1,592)	(1,605)	(1,680)	(1,628)	(4,635)	(4,913)
Change in market value/change in reserve/interest credited and other	1,284	1,169	1,853	475	1,454	805	(212)	4,306	2,047
Ending balance	$48,042	$48,121	$48,519	$48,371	$49,488	$49,639	$50,514	$48,042	$49,488

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Fee income	$—	$1	$1	$1	$1	$1	$1	$2	$3
Net investment income	5	5	4	8	6	6	11	14	23
Net realized capital gains (losses)	3	(2)	—	(97)	(1)	(1)	(4)	1	(6)
Total revenues	8	4	5	(88)	6	6	8	17	20
Insurance operating costs and other expenses	11	5	4	3	6	(1)	6	20	11
Pension settlement	—	750	—	—	—	—	—	750	—
Interest expense	82	81	83	82	86	85	86	246	257
Total expenses	93	836	87	85	92	84	92	1,016	268
Loss before income taxes	(85)	(832)	(82)	(173)	(86)	(78)	(84)	(999)	(248)
Income tax benefit	(26)	(292)	(36)	(141)	(31)	(82)	(55)	(354)	(168)
Net income (loss)	(59)	(540)	(46)	(32)	(55)	4	(29)	(645)	(80)
Less: Net realized capital gains (losses) after DAC, excluded from core losses, before tax	2	(1)	(1)	(99)	1	(2)	(4)	—	(5)
Less: Pension settlement, before tax	—	(750)	—	—	—	—	—	(750)	—
Less: Income tax benefit (expense) [1]	(2)	263	—	114	(2)	56	26	261	80
Core losses	$(59)	$(52)	$(45)	$(47)	$(54)	$(50)	$(51)	$(156)	$(155)

[1]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Net Investment Income
Fixed maturities [1]
Taxable	$475	$477	$475	$488	$483	$498	$488	$1,427	$1,469
Tax-exempt	104	103	100	103	106	106	107	307	319
Total fixed maturities	$579	$580	$575	$591	$589	$604	$595	$1,734	$1,788
Equity securities, available-for-sale	6	8	5	9	5	6	11	19	22
Mortgage loans	62	61	62	70	62	60	60	185	182
Policy loans	20	20	19	21	20	20	22	59	62
Limited partnerships and other alternative investments [2]	71	48	70	73	93	40	8	189	141
Other [3]	23	26	29	25	29	34	27	78	90
Subtotal	761	743	760	789	798	764	723	2,264	2,285
Investment expense	(32)	(28)	(32)	(31)	(26)	(29)	(27)	(92)	(82)
Total net investment income	$729	$715	$728	$758	$772	$735	$696	$2,172	$2,203
Annualized investment yield, before tax [4]	4.3%	4.2%	4.3%	4.4%	4.5%	4.2%	4.0%	4.3%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	11.7%	8.0%	11.6%	12.1%	15.2%	6.1%	1.2%	10.7%	7.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	4.0%	4.1%	4.0%	4.2%	4.1%	4.1%	4.1%	4.0%	4.1%
Annualized investment yield, after-tax [4]	3.0%	2.9%	3.0%	3.1%	3.1%	3.0%	2.8%	3.0%	2.9%
Average reinvestment rate [5]	3.5%	3.5%	3.7%	3.7%	3.2%	3.2%	3.8%	3.5%	3.4%
Average sales/maturities yield [6]	4.1%	3.7%	3.9%	3.7%	3.9%	4.0%	4.3%	3.9%	4.1%
Portfolio duration (in years) [7]	6.0	5.8	5.8	5.7	5.8	5.8	5.8	6.0	5.8

[1]	Includes income on short-term bonds.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives amortized cost.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Net Investment Income
Fixed maturities [1]
Taxable	$169	$169	$168	$176	$166	$168	$169	$506	$503
Tax-exempt	81	81	78	81	82	82	84	240	248
Total fixed maturities	$250	$250	$246	$257	$248	$250	$253	$746	$751
Equity securities, available-for-sale	4	4	4	4	3	3	4	12	10
Mortgage loans	22	21	21	20	20	19	19	64	58
Limited partnerships and other alternative investments [2]	34	32	45	36	36	23	6	111	65
Other [3]	7	8	8	6	9	9	2	23	20
Subtotal	317	315	324	323	316	304	284	956	904
Investment expense	(14)	(13)	(14)	(13)	(11)	(12)	(12)	(41)	(35)
Total net investment income	$303	$302	$310	$310	$305	$292	$272	$915	$869
Annualized investment yield, before tax [4]	4.0%	4.1%	4.2%	4.2%	4.1%	3.9%	3.7%	4.1%	3.9%
Annualized limited partnerships and other alternative investment yield, before tax [4]	10.4%	9.6%	13.6%	11.0%	11.4%	6.9%	1.7%	11.6%	6.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.7%	3.8%	3.7%	3.9%	3.8%	3.8%	3.8%	3.8%	3.8%
Annualized investment yield, after-tax [4]	2.9%	3.0%	3.1%	3.1%	3.0%	2.9%	2.7%	3.0%	2.9%
Average reinvestment rate [5]	3.4%	3.5%	3.7%	3.6%	3.1%	3.1%	3.8%	3.5%	3.4%
Average sales/maturities yield [6]	4.1%	3.8%	3.8%	3.8%	4.0%	3.9%	4.5%	3.9%	4.1%
Portfolio duration (in years) [7]	5.0	5.0	5.0	4.9	5.0	5.1	5.2	5.0	5.0
Footnotes [1] through [7] are explained on page 29.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income by Segment	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Net Investment Income
Commercial Lines	$241	$240	$243	$243	$239	$226	$209	$724	$674
Personal Lines	36	35	36	36	35	33	31	107	99
P&C Other Operations	26	27	31	31	31	33	32	84	96
Total Property & Casualty	$303	$302	$310	$310	$305	$292	$272	$915	$869
Group Benefits	95	88	95	95	95	88	88	278	271
Mutual Funds	1	—	1	—	—	1	—	2	1
Talcott Resolution	325	320	318	345	366	348	325	963	1,039
Corporate	5	5	4	8	6	6	11	14	23
Total net investment income by segment	$729	$715	$728	$758	$772	$735	$696	$2,172	$2,203
	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Total Property & Casualty	$34	$32	$45	$36	$36	$23	$6	$111	$65
Group Benefits	14	7	13	10	10	4	3	34	17
Talcott Resolution	23	9	12	27	47	13	(1)	44	59
Total net investment income from limited partnerships and other alternative investments [1]	$71	$48	$70	$73	$93	$40	$8	$189	$141
[1] Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Net Realized Capital Gains (Losses)
Gross gains on sales	$80	$140	$112	$113	$114	$124	$90	$332	$328
Gross losses on sales	(26)	(31)	(75)	(96)	(24)	(25)	(108)	(132)	(157)
Net impairment losses	(2)	(14)	(1)	(12)	(14)	(7)	(23)	(17)	(44)
Valuation allowances on mortgage loans	—	2	—	—	—	—	—	2	—
Results of variable annuity hedge program
GMWB derivatives, net	15	20	18	(30)	6	3	(17)	53	(8)
Macro hedge	(65)	(38)	(86)	(65)	(64)	(20)	(14)	(189)	(98)
Total results of variable annuity hedge program	(50)	(18)	(68)	(95)	(58)	(17)	(31)	(136)	(106)
Transactional foreign currency revaluation	2	13	(13)	(4)	(13)	(87)	(44)	2	(144)
Non-qualifying foreign currency derivatives	(3)	(17)	11	2	17	82	39	(9)	138
Other net gains (losses) [1] [2]	(4)	—	14	(57)	(39)	(17)	(78)	10	(134)
Total net realized capital gains (losses)	$(3)	$75	$(20)	$(149)	$(17)	$53	$(155)	$52	$(119)
Less: Impacts of DAC	(1)	(1)	(3)	(5)	(5)	—	(7)	(5)	(12)
Less: Realized gains, included in core earnings, before tax	3	1	3	2	1	2	—	7	3
Total net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(5)	75	(20)	(146)	(13)	51	(148)	50	(110)
Less: Impacts of tax	(2)	29	(8)	(86)	(46)	21	(52)	19	(77)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings	$(3)	$46	$(12)	$(60)	$33	$30	$(96)	$31	$(33)

[1]
Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and embedded derivatives associated with modified coinsurance reinsurance contracts.

[2]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2017		Jun 30 2017		Mar 31 2017		Dec 31 2016		Sept 30 2016
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent
Total investments	$72,993	100.0%	$73,780	100.0%	$72,189	100.0%	$70,637	100.0%	$73,708	100.0%
Asset-backed securities	$2,305	4.0%	$2,354	4.1%	$2,265	4.0%	$2,382	4.3%	$2,685	4.5%
Collateralized debt obligations	2,395	4.1%	2,457	4.3%	2,311	4.1%	1,916	3.4%	2,573	4.3%
Commercial mortgage-backed securities	5,120	8.9%	5,173	8.9%	5,099	9.1%	4,936	8.8%	5,268	8.7%
Corporate	25,746	44.6%	26,044	44.9%	25,730	45.7%	25,666	45.8%	26,904	44.6%
Foreign government/government agencies	1,365	2.4%	1,297	2.2%	1,187	2.1%	1,171	2.1%	1,186	2.0%
Municipal	12,435	21.6%	12,284	21.3%	11,780	20.9%	11,486	20.5%	12,594	20.9%
Residential mortgage-backed securities	4,205	7.3%	4,219	7.4%	3,921	6.9%	4,767	8.5%	4,936	8.2%
U.S. Treasuries	4,098	7.1%	4,006	6.9%	4,033	7.2%	3,679	6.6%	4,079	6.8%
Total fixed maturities, available-for-sale	$57,669	100.0%	$57,834	100.0%	$56,326	100.0%	$56,003	100.0%	$60,225	100.0%
U.S. government/government agencies	$7,724	13.4%	$7,510	13.0%	$7,281	12.9%	$7,626	13.6%	$8,225	13.6%
AAA	7,225	12.5%	7,231	12.5%	7,032	12.5%	6,969	12.5%	7,693	12.8%
AA	9,757	16.9%	10,020	17.3%	9,634	17.1%	9,182	16.4%	10,342	17.2%
A	15,727	27.3%	15,574	26.9%	14,936	26.5%	14,996	26.8%	15,804	26.2%
BBB	14,210	24.6%	14,204	24.5%	14,003	24.9%	13,901	24.8%	14,657	24.3%
BB	1,763	3.1%	1,999	3.5%	2,139	3.8%	2,035	3.6%	2,089	3.5%
B	992	1.7%	1,032	1.8%	1,016	1.8%	1,008	1.8%	1,092	1.8%
CCC	239	0.4%	230	0.4%	243	0.4%	254	0.4%	281	0.5%
CC & below	32	0.1%	34	0.1%	42	0.1%	32	0.1%	42	0.1%
Total fixed maturities, available-for-sale	$57,669	100.0%	$57,834	100.0%	$56,326	100.0%	$56,003	100.0%	$60,225	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
SEPTEMBER 30, 2017

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity and Equity Exposures by Sector, Available-for-sale
Financial services	$5,219	$5,580	7.6%
Utilities	4,600	4,948	6.8%
Technology and communications	3,355	3,730	5.1%
Consumer non-cyclical	3,421	3,656	5.0%
Energy [1]	2,164	2,341	3.2%
Capital goods	1,879	2,009	2.8%
Consumer cyclical	1,519	1,609	2.2%
Basic industry	1,139	1,230	1.7%
Transportation	900	958	1.3%
Other	739	797	1.1%
Total	$24,935	$26,858	36.8%
Top Ten Exposures by Issuer [2]
Goldman Sachs Group Inc.	$360	$367	0.5%
New York State Dormitory Authority	273	292	0.4%
State of California	247	277	0.4%
New York City Transitional Finance Authority	238	257	0.4%
Morgan Stanley	252	256	0.3%
Commonwealth of Massachusetts	233	254	0.3%
Mars Inc.	231	229	0.3%
National Grid plc	194	224	0.3%
Verizon Communication Inc.	205	220	0.3%
JP Morgan Chase & Co.	204	213	0.3%
Total	$2,437	$2,589	3.5%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. On July 29, 2016, the Company acquired Maxum Specialty Insurance Group ("Maxum") adding excess and surplus lines capability. Maxum's revenues and earnings since the acquisition date are included in the results of operations of the Company's Commercial Lines operating segment. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels. On July 29, 2016, the Company acquired Lattice Strategies LLC ("Lattice"), an investment management firm and provider of strategic beta exchange-traded products. Lattice's revenues and earnings since the acquisition date are included in the results of operations of the Company's Mutual Funds operating segment. Talcott funds included in Total Mutual Funds segment assets under management represent assets held in separate accounts supporting the Company's legacy variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written and earned price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) less fee income to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, loss on extinguishment of debt, gains and losses from reinsurance transactions, pension settlements, income tax benefit (expense) on items not included in core earnings, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of net income to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are calculated based upon non-GAAP financial measures. They are calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding or common shares outstanding and dilutive potential common shares. The Company provides these measures to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes they are useful to investors because they eliminate the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share and book value per diluted share are the most directly comparable U.S. GAAP measures. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE - Core earnings is calculated based on non-GAAP financial measures. ROE - Core earnings is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. ROE - Net income is the most directly comparable U.S. GAAP measure. ROE - Net income is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, excluding Talcott Resolution, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. The Company excludes AOCI in the calculation of ROE - core earnings to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of ROE - Net income to ROE - Core earnings is set forth below:

	LAST TWELVE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
ROE - Net income	2.7%	3.9%	5.4%	5.2%	7.6%	7.3%	8.3%
Less: Unlock benefit (charge), before tax	0.2%	—%	—%	—%	0.4%	0.2%	0.3%
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	(0.5)%	(0.6)%	(0.7)%	(1.5)%	(1.3)%	(1.5)%	(1.8)%
Less: Restructuring and other costs, before tax	—%	—%	—%	—%	—%	—%	(0.1)%
Less: Loss on extinguishment of debt, before tax	—%	—%	—%	—%	—%	—%	(0.1)%
Less: (Loss) gain on reinsurance transactions, before tax	(3.6)%	(3.6)%	(3.7)%	(3.8)%	—%	0.1%	0.2%
Less: Pension settlement, before tax	(4.2)%	(4.2)%	—%	—%	—%	—%	—%
Less: Income tax benefit on items not included in core earnings	3.0%	3.3%	2.3%	2.7%	1.1%	1.4%	1.1%
Less: Impact of AOCI, excluded from denominator of Core ROE	(0.4)%	(0.3)%	(0.1)%	0.2%	(0.2)%	(0.3)%	(0.1)%
ROE - Core earnings	8.2%	9.3%	7.6%	7.6%	7.6%	7.4%	8.8%

A reconciliation of Consolidated ROE - Net income, excluding Talcott Resolution to Consolidated ROE - Core earnings, excluding Talcott Resolution is set forth below:

	LAST TWELVE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016
ROE - Net income (excluding Talcott Resolution)	2.4%	4.2%	6.5%	6.8%	10.8%	10.5%	11.0%
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	(0.3)%	(0.4)%	(0.5)%	(1.1)%	—%	(0.2)%	(0.6)%
Less: Restructuring and other costs, before tax	—%	—%	—%	—%	0.2%	(0.1)%	(0.1)%
Less: Loss on extinguishment of debt, before tax	—%	—%	—%	—%	—%	—%	(0.2)%
Less: (Loss) gain on reinsurance transaction, before tax	(5.7)%	(5.7)%	(5.8)%	(6.0)%	—%	—%	—%
Less: Pension settlement, before tax	(6.6)%	(6.6)%	—%	—%	—%	—%	—%
Less: Income tax benefit on items not included in core earnings	5.1%	5.5%	3.7%	4.3%	1.2%	1.6%	1.3%
Less: Income from discontinued operations, after-tax	—%	—%	—%	—%	—%	0.1%	0.1%
Less: Impact of AOCI, excluded from denominator of Core ROE	0.2%	0.1%	0.5%	0.7%	0.3%	0.2%	0.2%
ROE - Core earnings (excluding Talcott Resolution)	9.7%	11.3%	8.6%	8.9%	9.1%	8.9%	10.3%

The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of underwriting gain (loss) to net income (loss) for the Company's P&C businesses are set forth on pages 8, 10, 14 and 20.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 9, 12 and 16, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.

Net investment income, excluding limited partnerships is the amount of net investment income earned from invested assets excluding the net investment income related to limited partnerships and other alternative investments. The company believes that net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Total net investment income	$729	$715	$728	$758	$772	$735	$696	$2,172	$2,203
Limited partnerships and other alternative investments	71	48	70	73	93	40	8	189	141
Net Investment Income excluding limited partnerships	$658	$667	$658	$685	$679	$695	$688	$1,983	$2,062

PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Total net investment income	$303	$302	$310	$310	$305	$292	$272	$915	$869
Limited partnerships and other alternative investments	34	32	45	36	36	23	6	111	65
Net Investment Income excluding limited partnerships	$269	$270	$265	$274	$269	$269	$266	$804	$804

Annualized investment yield, excluding limited partnerships is the annualized net investment income excluding limited partnerships divided by the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships invested assets. The company believes that annualized net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Annualized investment yield	4.3%	4.2%	4.3%	4.4%	4.5%	4.2%	4.0%	4.3%	4.2%
Annualized investment yield on limited partnerships and other alternative investments	11.7%	8.0%	11.6%	12.1%	15.2%	6.1%	1.2%	10.7%	7.3%
Annualized investment yield excluding limited partnerships and other alternative investments	4.0%	4.1%	4.0%	4.2%	4.1%	4.1%	4.1%	4.0%	4.1%

PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Sept 30 2017	Sept 30 2016
Annualized investment yield	4.0%	4.1%	4.2%	4.2%	4.1%	3.9%	3.7%	4.1%	3.9%
Annualized investment yield on limited partnerships and other alternative investments	10.4%	9.6%	13.6%	11.0%	11.4%	6.9%	1.7%	11.6%	6.5%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.8%	3.7%	3.9%	3.8%	3.8%	3.8%	3.8%	3.8%